UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2019

REGO PAYMENT ARCHITECTURES, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)

18327 Gridely Road, Suite K, Cerritos, California 90703

(Address of principal executive offices, including zip code)

(561)220-0408

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01  Entry Into a Material Definitive Agreement.

Effective January 2, 2019, Rego Payment Archtitectures, Inc. (the “Company”) entered into an agreement with Morgan Lewis & Bockius LLP (“Morgan Lewis”), whereby Morgan Lewis will provide legal services primarily in connection with Mergers and Acquisitions and advice on privacy and banking regulatory matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGO PAYMENT ARCHITECTURES, INC.

Date: January 15, 2019	By:	/s/ David Knight
David Knight
Secretary